UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2011

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana		46235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Currently, Mr. Glenn Lyon, the Company’s Chief Executive Officer and Chairman, Mr. Steven Schneider, the Company’s President and Chief Operating Officer, Mr. Gary Cohen, the Company’s Chief Administrative Officer and Secretary, and Mr. Edward Wilhelm, the Company’s Executive Vice President and Chief Financial Officer, are each parties to an Amended and Restated Employment Agreement with the Company.

The Company and the officers evaluated amendments to their Employment Agreements. Certain amendments were agreed upon and are reflected in Amendment Number Two for Mr. Lyon, Mr. Schneider, and Mr. Cohen and Amendment Number One for Mr. Wilhelm. Those amendments include the following: (i) in addition to certain accrued rights, the officers will now be eligible to receive, upon termination for either disability or death, a bonus earned during the year of termination, prorated for the period the officer is actually employed during that year; and (ii) potential ambiguities with respect to references to calendar and fiscal years were clarified.

Mr. Wilhelm’s Amendment Number One also includes the following amendment: the multiple of base salary upon which the lump sum payment of base salary on termination would be based was adjusted upward by 0.5, so that the multiple in Mr. Wilhelm’s Employment Agreement will now be 1.5 times his base salary, rather than the previous multiple of 1 times.

The Amendment Number Two for each of Mr. Lyon, Mr. Schneider, and Mr. Cohen, and the Amendment Number One for Mr. Wilhelm, were executed on March 14, 2011, and all are attached to this Form 8-K as exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amendment Number Two to the Amended and Restated Employment Agreement of Glenn S. Lyon

99.2 Amendment Number Two to the Amended and Restated Employment Agreement of Steven J. Schneider

99.3 Amendment Number Two to the Amended and Restated Employment Agreement of Gary D. Cohen

99.4 Amendment Number One to the Amended and Restated Employment Agreement of Edward Wilhelm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

March 18, 2011	By:	Edward W. Wilhelm

Name: Edward W. Wilhelm
Title: Executive Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amendment Number Two to the Amended and Restated Employment Agreement of Glenn S. Lyon
99.2	Amendment Number Two to the Amended and Restated Employment Agreement of Steven J. Schneider
99.3	Amendment Number Two to the Amended and Restated Employment Agreement of Gary D. Cohen
99.4	Amendment Number One to the Amended and Restated Employment Agreement of Edward Wilhelm